                                                                    Exhibit 24.1



                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Falcon Building Products, Inc., a Delaware corporation (the "Corporation"), which is about to file an annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K hereby constitutes and appoints Sam A. Cottone, Daniel G. Ellis and Gus J. Athas, and each of them, his or her true and lawful attorney-in-fact and agents, with full power and all capacities, to sign the Corporation's Form 10-K and any or all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto set her or his hand and seal as of the 12th day of February 1997.

                                                        /s/ Bradbury Dyer III
                                                        -----------------------
                                                        (Bradbury Dyer III)

                                                                    Exhibit 24.1



                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Falcon Building Products, Inc., a Delaware corporation (the "Corporation"), which is about to file an annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K hereby constitutes and appoints Sam A. Cottone, Daniel G. Ellis and Gus J. Athas, and each of them, his or her true and lawful attorney-in-fact and agents, with full power and all capacities, to sign the Corporation's Form 10-K and any or all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto set her or his hand and seal as of the 12th day of February 1997.

                                                        /s/ Philip C. Kantz
                                                        -----------------------
                                                        (Philip C. Kantz)

                                                                    Exhibit 24.1



                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Falcon Building Products, Inc., a Delaware corporation (the "Corporation"), which is about to file an annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K hereby constitutes and appoints Sam A. Cottone, Daniel G. Ellis and Gus J. Athas, and each of them, his or her true and lawful attorney-in-fact and agents, with full power and all capacities, to sign the Corporation's Form 10-K and any or all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto set her or his hand and seal as of the 12th day of February 1997.

                                                        /s/ Richard G. Sim
                                                        -----------------------
                                                        (Richard G. Sim)

                                                                    Exhibit 24.1



                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Falcon Building Products, Inc., a Delaware corporation (the "Corporation"), which is about to file an annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K hereby constitutes and appoints Sam A. Cottone, Daniel G. Ellis and Gus J. Athas, and each of them, his or her true and lawful attorney-in-fact and agents, with full power and all capacities, to sign the Corporation's Form 10-K and any or all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto set her or his hand and seal as of the 12th day of February 1997.

                                                        /s/ Robert L. Smialek
                                                        -----------------------
                                                        (Robert L. Smialek)

                                                                    Exhibit 24.1



                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Falcon Building Products, Inc., a Delaware corporation (the "Corporation"), which is about to file an annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K hereby constitutes and appoints Sam A. Cottone, Daniel G. Ellis and Gus J. Athas, and each of them, his or her true and lawful attorney-in-fact and agents, with full power and all capacities, to sign the Corporation's Form 10-K and any or all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto set her or his hand and seal as of the 12th day of February 1997.

                                                        /s/ B. Joseph White
                                                        -----------------------
                                                        (B. Joseph White)